Summary Prospectus Supplement	February 28, 2018

Putnam VT Global Equity Fund
Summary Prospectus dated April 30, 2017

The section Fund summary - Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

R. Shepherd Perkins, Co-Head of Equities, portfolio manager of the fund since 2011

Assistant portfolio manager

Matthew Culley, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2018

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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